U.S. SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 12, 2002

                           GILMAN + CIOCIA, INC.

           (Exact name of registrant as specified in its charter.)

      Delaware                   000-22996              11-2587324
(State or jurisdiction           Commission             (I.R.S.Employer
  of incorporation or            file                   Identification
    organization)                number                 No.)

1311 Mamaroneck Avenue, White Plains, NY                  10602
(Address of principal executive offices)                (Zip Code)

                                 (914) 397-4829
                (Issuer's Telephone Number, Including Area Code)


ITEM 5.  OTHER EVENTS.

On June 18, 2002 Gilman + Ciocia, Inc. (the "Company"), entered into a confidential Proposed Terms of Investment (the "Terms of Investment") with a third party investor (the "Investor")with respect to the issuance by the Company of up to $3,240,000 of Series A Convertible Preferred Stock (the "Transaction").

Under the Terms of Investment (a copy of which is annexed hereto as Exhibit 1), the Company and the Investor agreed not to make any public disclosure of the Transaction until such time as the Company and the Investor executed definitive agreements unless otherwise required by law.

Although negotiations between the Company and the Investor are continuing, the parties have not executed definitive agreements. The Company is nonetheless disclosing the Terms of Investment because of the unauthorized and selective disclosure of the Transaction on Friday, July 12, 2002, by Michael Ryan, a shareholder of the Company and the President of its wholly-owned subsidiary, Prime Financial Services, Inc.

The annexed Terms of Investment does not contain all of the terms that will be set forth in the definitive agreements, including conditions to closing. There can be no assurance that the investment will close at all or on the terms set forth in the Terms of Investment.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


     Exhibit No.                    Description
     -----------                    -----------

         1 Proposed Terms of Investment, dated June 18, 2002 with Respect to the Issuance of up to $3,240,000 of Convertible Preferred Stock


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 17, 2002

                                            GILMAN +CIOCIA, INC.

                                            By:/s/ Thomas Povinelli
                                               -------------------
                                              Thomas Povinelli
                                              President(authorized signatory)

                                EXHIBIT 1



                              GILMAN & CIOCIA, INC.
                                 (the "Company")

                                  June 18, 2002

                          Proposed Terms of Investment

[REDACTED TO PROTECT CONFIDENTIALITY OF INVESTOR]

Type of Security: Series A Convertible Preferred Stock ("Preferred Stock").

Closing Date:              Estimated as July 12, 2002, or prior subject to the
                           conditions set forth herein.

Gross Proceeds:            Up to $3,240,000 in Series A Preferred Stock.

Purchasers:                [Confidential]

Optional Conversion:       The Preferred Stock shall be convertible at any time
                           after Closing at the option of the holder.

Closing Price:             The "Closing  Price" will be the lesser of the 30-day
                           average closing bid price of the Common Stock or the 3-day average closing bid price of the Common Stock ending on the day prior to Closing.

Dividend:                  The  Preferred  Stock shall  accrue and  receive,
                           prior and in preference to any payments of dividends to holders of common stock or any other equity securities (including all other preferred stock) of the Company, dividends at a rate of 7.5% per annum for years 1 and 2. The dividend shall increase to 10% in year 3 and shall increase to 15% in year 4 and thereafter. Dividends shall be paid quarterly in arrears, in cash or stock at the option of the Company for years 1, 2, and 3. The dividend shall be payable in cash beginning in year 4 and thereafter. For the purposes of calculating the dividend paid in common stock, the trailing 30-day average closing bid price will be used.

Liquidation Preference:    Upon a liquidation, dissolution, winding-up, merger
                           or consolidation of the Company or a sale of all or substantially all of the Company's assets (each of the foregoing being a "Liquidation Event"), the Preferred Stock shall receive prior and in preference to the holders of common stock and any other equity securities (including all other preferred stock) of the Company an amount equal to the Purchase Price per share, plus all accrued and unpaid dividends (including any common stock issued pursuant to the Series A); provided, further, that holders of Preferred Stock may elect not to receive their liquidation preference upon the occurrence of a Liquidation Event and, instead, to convert into common stock and receive proceeds from the Liquidation Event accordingly. (Language to exclude sale of Prime/Northridge)

Conversion Price:          The Conversion Price equals 120% of the Closing
                           Price; provided that in no event shall the Conversion
                           Price be greater than $1.80 per share.

Protective Provisions:     For so long as the shares of the Preferred Stock
                           remain outstanding, consent of the holders of a majority of the Preferred Stock shall be required for any action which (i) alters or changes the rights, preferences or privileges of the Preferred Stock,
                           (ii) increases or decreases the authorized number of shares of Common or Preferred Stock, (iii) creates
                           (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges senior to or on a parity with the Series A
                           Preferred, (iv) results in the redemption of any shares of Common Stock, (v) incurs additional indebtedness beyond what is currently outstanding
                           (vi) amends or waives any provision of the Company's
                           Certificate of Incorporation or Bylaws relative to the Series A Preferred, (vii) or pays or declares any dividends on junior equity securities

Redemption:                The Series A Preferred is not redeemable.

Antidilution
Provisions:                The number of shares of Common Stock into which the
                           Preferred Stock are convertible shall be adjusted fully upon (i) any stock splits, dividends, recapitalization, or other pro rata issuances of securities of the Company, including the payment of dividends in securities of the Company or (ii) the issuance after the date of Closing of any shares of common stock, warrants, rights, options or convertible securities that have an exercise or conversion price lower than the Conversion Price, such adjustment to be calculated such that Investor would maintain its ownership percentage of the fully diluted equity of the Company. This provision shall not apply to board approved employee options.

Forced Conversion:         The Company, after 24 months, can force
                           the conversion of the Preferred Stock so long as the common stock has a closing bid price of at least 200% of the conversion price and trading volume of at least 80,000 shares for forty (40) consecutive trading days with an effective "shelf" registration filed with the Securities Exchange Commission. The effectiveness of this registration must be maintained until all of the commons stock is sold and the Company is traded on the NASDAQ National Market.

Voting Rights:             The Preferred Stock will vote together with
                           the Common Stock and not as a separate class. Each share of the Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of the Preferred Stock.

Registration Rights:       At any time after 12 months from the Closing
                           Date, any holder or group of holders of at least 25% of the shares of Common Stock issued to the Purchasers on the Closing Date and/or shares of common stock issued or issuable as a result of the conversion of the Preferred Stock ("Preferred Stock
                           Holders") may request registration of their shares, as well as any dividend shares they may hold
                           (collectively, "Registrable Securities"), by the
                           Company, and the Company will use its best efforts to cause such Registrable Securities to be registered.

                           The demand right above shall include the right to demand a "shelf" registration pursuant to Rule 415 of the Securities Act of 1933, as amended.

                           The Preferred Stock Holders will have the right to
                           (a) two demand registrations with minimum gross proceeds of $1 million each; (b) unlimited S-3 registrations with minimum gross proceeds of $500,000 (but no more than one every six months); and (c) unlimited "piggy-back" rights subject to pro-rata cutback at the discretion of the Company's underwriters in consideration of prevailing market conditions (whereby the holders of Preferred Stock are cut back last).

                           The Company shall bear registration expenses
                           (exclusive of underwriting discounts and commissions) of all such demands, piggy-backs, and registrations (including the expense of one special counsel of the selling shareholders), but not in excess of $75,000 total.

Transfer of Rights:        The registration rights may be transferred
                           to (i) any partner or retired partner of any holder which is a partnership, (ii) any family member or trust for the benefit of any individual holder, or
                           (iii) any transferee who acquires at least 500,000 shares of Registrable Securities; provided the Company is given written notice thereof, and (iv) as provided by restrictions required by law.

Information Rights:        Information  furnished by the Company to the
                           Purchasers  shall  include,  but not be limited to:
                           (i) audited yearly financial statements within 90 days of year end, quarterly financial statements within 45 days of the end of each quarter (except
                           Q4) and monthly financial statements, within 30 days of the end of each month; (ii) all management letters of accountants; (iii) an annual budget for the following year 30 days before the prior year's end; (iv) notification of defaults under material agreements; (v) notification of material litigation;
                           (vi) copies of all filings made with the Securities and Exchange Commission; (vii) profit and loss statements, budgets and initial projections, and
                           (viii) information that may be reasonably requested.

Board Representation:      The Board of Directors shall include
                           one (1) non-executive Chairman of the Board, two (2)
                           Company Insiders, two (2) Series A Representatives, and three (3) independent directors. The size of the Board shall be set at a maximum of eight (8) directors. So long as the majority of the Preferred
                           Stock remains outstanding, the Purchasers shall, voting as a separate class, nominate and elect two representatives to the Company's Board of Directors.
                           This shall initially be [Confidential] and an Investor representative to be named prior to closing.

Preemptive Rights:         The Purchasers shall have the right to
                           participate, on a pro rata basis, in any future issuances by the Company of additional securities of any kind on the same terms as such securities are offered to other purchasers.

Purchase Agreement:        The Preferred Stock shall be purchased
                           pursuant to a Securities Purchase Agreement drafted by [Investor Counsel] to the Purchasers and shall contain representations, warranties and covenants of the Company and conditions to closing customary for a transaction of this kind.

Voting Agreement:          Management including Thomas Povinelli
                           shall enter into a Voting Agreement, providing for, among other provisions: (i) the right of the purchasers to tag along in the event of any significant sales of Common Stock by significant shareholders or management; (ii) the right to drag along significant shareholders in proposed sales to third parties on terms to be mutually agreed to by the parties; and (iii) the right of first refusal in any proposed sale by significant shareholders or management.

Legal Expenses:            The  Purchasers  shall be reimbursed by the Company
                           for all reasonable expenses, not in excess of $50,000, incurred related to the proposed transaction including those of [Investor Counsel] legal counsel for the Purchasers and other advisors retained by the Purchasers. The Company shall pay
                           Investor a break-up fee in amount equal to the expenses incurred by Investor (including without limitation attorney's fees), but not in excess of $75,000, in its due diligence review if the Company fails to close on the terms hereunder as a result of the Company's inability or refusal to provide information or documentation required to effectuate a closing on or before July 12, 2002.

Conditions Precedent
To Closing:                [Confidential] and another Investor
                           representative shall be elected to the Company's
                           Board of Directors.

                           Investor will review and approve the Company's D&O insurance policy prior to joining the Board.

                           A board approved Fiscal 2003 Budget has been reviewed and approved by Investor.

                           The Proposed Deferred Compensation Plan and
                           Restricted Stock Plan are acceptable to the Purchasers.

                           The Company shall cure any and all Defaults with its Lenders.

                           The Deferred Compensation Plan and Restricted Stock Plan has been approved by 80% of the top 20% of Producers of Fiscal 2001 and 2002, including those who will join Prime and no longer be producing for the Company. The Company will provide a list of the highest 20% of Producers of tax and financial planning revenues during Fiscal 2001 and 2002. It will identify which producers will be joining Prime in the event of its sale. The Deferred Compensation Plan and Restricted Stock Plan shall only be offered to those representatives who remain with the Company.

                           The Company shall remain listed and traded on the NASDAQ National Market.

                           The Company will initiate an executive search with a mutually agreeable search firm for a National Sales Manager and a non-executive Chairman, which must be approved by the Board of Directors including the Series A Directors. Compensation for the non-executive Chairman shall be consistent with industry standards. The National Sales Manager, reporting to Tom Povinelli, shall have titular and salary equivalence to its current CFO.

                           The Voting Agreement, Registration Rights Agreement, opinion of Company's counsel and other agreements, documents, instruments shall have been validly executed and delivered to the Purchasers.

                           The Purchasers shall be have completed its due diligence review of the Company and must be acceptable to the Purchasers in its sole discretion.

Exclusivity:               The parties  hereby agree to use all  reasonable
                           efforts to cause the initial closing of the transactions contemplated hereby to occur on or before July 12, 2002, subject to the terms and conditions of this letter. From the date hereof until July 12, 2002, the Company agrees that it shall not institute, pursue or enter into any negotiations or agreements (whether preliminary or definitive) with any person or entity concerning any merger, acquisition, purchase or sale of a significant amount of the assets or capital stock of the Company or other business combinations or change of control of the Company or any agency, brokerage, consignment or similar arrangement with the Company, without the prior written consent of Investor. The Company further agrees to use its best efforts to cause its officers, directors, agents and advisors to comply with the above restrictions.

No Disclosure:             Until a definitive  agreement is  executed, no public
                           announcement shall be made by the Purchasers, the Company or any officer, director, agent, advisor or affiliate of the Company with respect to the transactions contemplated hereby without the prior written approval of the Company and Investor, unless otherwise required by law. If a definitive agreement is executed, no public announcement shall be made by the parties without the prior written approval of the Company and Investor, unless otherwise required by law.

Dispute Resolution
Mechanism:                 Any  dispute,  controversy  or  claim  arising  out
                           of or relating to this term sheet, or the breach, termination, or invalidity thereof, shall be settled by arbitration in accordance with the American
                           Arbitration Association (AAA) Commercial Rules as at present in force. The number of arbitrators shall be one. The arbitrator shall be neutral and appointed by the AAA. The place of arbitration shall be in Washington, D.C., and shall commence no later than thirty (30) days after the Arbitrator has been appointed. The losing party shall be responsible for the costs and expenses incurred by both sides with respect to the arbitration.

COMPANY:

Gilman & Ciocia, Inc.


By:      /s/ Thomas Povinelli

         Thomas Povinelli, CEO



PURCHASERS:

[Confidential]

By:      /s/ [Confidential]